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                            EXERCISE OF STOCK OPTION

    This Agreement is entered into this 15th day of January, 1997 by and between Paper Warehouse, Inc., a Minnesota corporation (the "Corporation") and LSG Corporation, a Minnesota corporation ("LSG").

    WHEREAS, the Corporation and LSG are parties to a Restated Option Agreement dated October 6, 1994 (the "Option Agreement").

    WHEREAS, pursuant to the Option Agreement upon the offering of capital stock of the Corporation pursuant to a registered public offering under the Securities Act of 1933, as amended (the "IPO"), LSG has the right to acquire 5,863 shares of Common Stock of the Corporation (the "Shares") for the exercise price set forth in paragraph 3 of the Option Agreement.

    WHEREAS, the Corporation has notified LSG of its intent to make an IPO.

    WHEREAS, LSG desires to exercise its option pursuant to the Option Agreement contingent upon the Corporation making an IPO.

    NOW, THEREFORE, the parties agree as follows:

    1. CONTINGENT EXERCISE. LSG hereby agrees to purchase the Shares pursuant to the Option Agreement upon the closing date of the IPO. The Corporation agrees to give LSG ten (10) days advance notice of its estimate of the closing date of the IPO. Within two (2) days of such notice, LSG agrees to pay to the Corporation One Hundred Fifty Thousand Dollars ($150,000), which amount the parties acknowledge is the option price and full consideration for the Shares (the "Option Price").

    2. CLOSING DATE AND RETURN OF OPTION PRICE. The purchase of the Shares shall be effective upon the closing date of the IPO. In the event that the IPO doe not close within forty-five (45) days of the payment of the Option Price to the Corporation, the Corporation shall return the Option Price to LSG.

    3.   REPRESENTATIONS OF LSG.  LSG hereby represents as follows:

         a. LSG has received and carefully reviewed a copy of the Form S-1 Registration Statement with the accompanying draft prospectus dated January 9, 1997 and the Corporation's financial statements for the years ending on the Friday nearest January 31, 1995 and 1996 and for the nine months ended October 31, 1996.

         b. LSG recognizes that the purchase of the Shares involves significant risks including those risks enumerated in the prospectus under the heading "Risk Factors" and the risk associated with the fact that LSG will be unable to sell or dispose of the Shares until it has owned the Shares for at least two (2) years under Rule 144 and that, therefore, the Shares are not liquid.

         c. The Corporation has answered all inquires that LSG has made concerning the Corporation, its business and financial condition.


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         d.   The Shares are being acquired solely for investment, for LSG's own account and not as a nominee, agent or otherwise on behalf of another person and that the Shares are being acquired without any present intention to re-offer, resell or fractionalize the Shares.

         e. LSG realizes that the Shares will not be registered under the Securities Act and that the Shares will be stamped or imprinted with a conspicuous legend in substantially the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER STATE SECURITIES OR "BLUE SKY" LAWS AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND BLUE SKY LAWS OR AN EXCEPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY THE WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION.

         f. LSG agrees to indemnify and hold harmless the Corporation from any and all damage or loss occasioned by a breach of this Agreement.

    4. AGREEMENT TO ISSUE SHARES. The Corporation agrees to issue the Shares upon the closing date of the IPO as provided for herein and agrees to return the Option Price as provided for within paragraph 2 hereof if the IPO is not closed as provided for herein.

    5. EFFECTIVE OF ISSUANCE. Upon the issuance of the Shares upon the closing date of the IPO, all options granted to LSG shall be deemed satisfied and the Restated Option Agreement shall be considered satisfied and of no further effect. In the event that the IPO is not closed within the time period provided for in paragraph 2 hereof, and the Option Price is returned to LSG, this Agreement shall be considered null and void and the Restated Option Agreement shall continue according to its terms and LSG shall not be considered to have exercised its option pursuant to the Option Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

                             PAPER WAREHOUSE, INC.

                             By   /s/ Yale T. Dolginow
                                  ---------------------------------------------
                                  Yale T. Dolginow, its President

                             LSG CORPORATION

                             By   /s/ illegible
                                  ---------------------------------------------

                                  Its  Pres
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